UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 12, 2002

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-16411 (Commission File Number)	No. 95-4840775 (I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067
www.northropgrumman.com
(Address of principal executive offices and internet site)

(310) 553-6262
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.1	Transmittal Letter

99.2	Certificate of Chief Executive Officer

99.3	Certificate of Chief Financial Officer

Item 9.    Regulation FD Disclosure

In connection with the Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission on this date, Northrop Grumman Corporation filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ JOHN H. MULLAN
John H. Mullan Corporate Vice President and Secretary

Date:  November 12, 2002

Exhibit Index

Exhibit No.	Description

99.1	Transmittal Letter

99.2	Certificate of Chief Executive Officer

99.3	Certificate of Chief Financial Officer

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